PROSPECTUS

                                                                    SMITH BARNEY

                                                                         Arizona
                                                                      Municipals
                                                                            Fund
                                                                            Inc.

                                                              SEPTEMBER 26, 1997

                                                   Prospectus begins on page one

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Prospectus                                                    September 26, 1997
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   Smith Barney Arizona Municipals Fund Inc.
   388 Greenwich Street
   New York, New York 10013
   (800) 451-2010


   Smith Barney Arizona Municipals Fund Inc. (the "Fund") is a diversified municipal fund that seeks to provide Arizona investors with the maximum amount of income exempt from Federal and Arizona state income taxes as is consistent with the preservation of capital.


   This Prospectus concisely sets forth certain information about the Fund, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.


   Additional information about the Fund is contained in a Statement of Additional Information (the "SAI") dated September 26, 1997, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.


SMITH BARNEY INC.
Distributor

SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.
Investment Manager and Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                                               1
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Table of Contents
================================================================================
Prospectus Summary                                                             3
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Financial Highlights                                                          10
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Investment Objective and Management Policies                                  14
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Dividends, Distributions and Taxes                                            23
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Purchase of Shares                                                            25
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Exchange Privilege                                                            31
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Redemption of Shares                                                          34
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Minimum Account Size                                                          37
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Performance                                                                   37
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Management of the Fund                                                        38
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Distributor                                                                   39
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Additional Information                                                        40
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      No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
--------------------------------------------------------------------------------


2
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Prospectus Summary
--------------------------------------------------------------------------------


    The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the SAI. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end, diversified management investment company that seeks to provide Arizona investors with the maximum amount of income exempt from Federal and Arizona state income taxes as is consistent with the preservation of capital. Its investments consist primarily of intermediate- and long-term investment-grade municipal securities issued by the State of Arizona and its political subdivisions, agencies, authorities and instrumentalities, and certain other municipal issuers such as the Commonwealth of Puerto Rico, the Virgin Islands and Guam ("Arizona Municipal Securities") that pay interest which is excluded from gross income for Federal income tax purposes and exempt from Arizona state personal income taxes. Intermediate- and long-term securities have remaining maturities at the time of purchase of three to in excess of twenty years. See "Investment Objective and Management Policies."


ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rates of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $5,000,000. See "Purchase of Shares" and "Redemption of Shares."


     Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.00% of the purchase price and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Reduced or No Initial Sales Charge."


     Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.15% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

     Class B Shares Conversion Feature. Class B shares will convert automati-


                                                                               3
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Prospectus Summary (continued)
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cally to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

     Class C Shares. Class C shares are sold at net asset value with no initial sales charge. They are subject to an annual service fee of 0.15% and an annual distribution fee of 0.55% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class C shares within 12 months of purchase. This CDSC may be waived for certain redemptions. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A and Class B shares. Purchases of Fund shares which, when combined with current holdings of Class C shares of the Fund, equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

     Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $5,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

     In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

     Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

     Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, they do not have a conversion feature, and therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks.

     Reduced or No Initial Sales Charge. The initial sales charge on Class A


4
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Prospectus Summary (continued)
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shares may be waived for certain eligible purchasers and the entire purchase price would be immediately invested in the Fund. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 aggregate investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in certain other funds sponsored by Smith Barney Inc. ("Smith Barney") listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares."


     Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

PURCHASE OF SHARES Shares may be purchased through the Fund's distributor, Smith Barney, a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. See "Purchase of Shares."


INVESTMENT MINIMUMS Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000. Investors in Class Y shares may open an account for an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. The minimum investment requirements for Class A, Class B and Class C shares and the subsequent investment for all Classes through the Systematic Investment Plan are described below. There is no minimum investment requirement in Class A for unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Smith Barney. See "Purchase of Shares."


SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Fund shares. The minimum initial and subsequent investment for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."


                                                                               5
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Prospectus Summary (continued)
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MANAGEMENT OF THE FUND Smith Barney Mutual Funds Management Inc. ("SBMFM")
serves as the Fund's investment manager (the "Manager") and administrator (the "Administrator"). The Manager provides investment advisory and management services to investment companies affiliated with Smith Barney. The Manager is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a financial services holding company engaged through its subsidiaries principally in four business segments: Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."


EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other Smith Barney Mutual Funds at the respective net asset value next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Fund for the prior day generally is quoted daily in the financial section of most newspapers and is also available from Smith Barney Financial Consultants. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly. Distributions of net realized long and short-term capital gains, if any, are declared and paid annually. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of any Class will be reinvested automatically in additional shares of the same Class at current net asset value unless otherwise specified by an investor. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."


RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund will achieve its investment objective. Assets of the Fund may be invested in the municipal securities of non-Arizona municipal issuers ("Other Municipal Securities"). Dividends paid by the Fund which are derived from interest attributable to Arizona Municipal Securities will be excluded from gross income for Federal income tax purposes and exempt from Arizona state personal income taxes (but not from Arizona state franchise tax or Arizona state corporate income tax). Dividends derived from interest on obligations of non-Arizona municipal issuers will be exempt from Federal income taxes, but may be subject to Arizona state personal income taxes. Dividends derived from certain municipal securities (including Arizona Municipal Securities), however, may be a specific tax item for Federal alternative minimum tax purposes. The Fund may invest without limit in



6
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Prospectus Summary (continued)
--------------------------------------------------------------------------------

securities subject to the Federal alternative minimum tax. See "Investment Objective and Management Policies" and "Dividends, Distributions and Taxes."


     The Fund is more susceptible to factors adversely affecting issuers of Arizona municipal securities than is a municipal bond fund that does not emphasize these issuers. See "Arizona Municipal Securities" in the Prospectus and "Special Considerations Relating to Arizona Municipal Securities" in the SAI for further details about the risks of investing in Arizona obligations.


     The Fund generally will invest at least 80% of its assets in securities rated investment grade, and may invest the remainder of its assets in securities rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Group ("S&P"), or in unrated obligations of comparable quality . Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments.

     There are several risks in connection with the use of certain portfolio strategies by the Fund, such as the use of when-issued securities, puts, stand-by commitments, municipal leases, financial futures contracts and related put and call options and options on debt securities and securities indices. See "Investment Objective and Management Policies -- Certain Portfolio Strategies."

THE FUND'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Fund, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption based on the Fund's current operating expenses for its most recent fiscal year:

Smith Barney Arizona Municipals Fund Inc.           Class A  Class B  Class C  Class Y
--------------------------------------------------------------------------------------
Shareholder Transaction Expenses
 Maximum sales charge imposed on purchases
  (as a percentage of offering price)                4.00%     None    None      None
 Maximum CDSC (as a percentage of original cost or
  redemption proceeds, whichever is lower)           None*     4.50%   1.00%     None
--------------------------------------------------------------------------------------
Annual Fund Operating Expenses
 (as a percentage of average net assets)
 Management fees                                     0.50%     0.50%   0.50%     0.50%
 12b-1 fees**                                        0.15      0.65    0.70      None
 Other expenses***                                   0.23      0.24    0.22      0.23
--------------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                        0.88%     1.39%   1.42%     0.73%
======================================================================================


* Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.


** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
*** For Class Y shares, "Other expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares had been sold as of May 31, 1997.


                                                                               7
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Prospectus Summary (continued)
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     Class A shares of the Fund purchased through the Smith Barney AssetOne
Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

     The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges depending on the amount purchased and, in the case of Class B, Class C and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.15% of the value of average daily net assets of Class A shares. Smith Barney also receives, with respect to Class B shares, an annual 12b-1 fee of 0.65% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.15% service fee. For Class C shares, Smith Barney receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of that Class, consisting of a 0.55% distribution fee and a 0.15% service fee. "Other Expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

     The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

Smith Barney Arizona Municipals Fund Inc.     1 Year  3 Years  5 Years  10 Years*
---------------------------------------------------------------------------------
An investor would pay the following
expenses on a $1,000 investment, assuming
(1) 5.00% annual return and (2) redemption
at the end of each time period:
   Class A                                     $49      $67      $87      $144
   Class B                                      59       74       86       153
   Class C                                      25       45       78       170
   Class Y                                      7        23       41        91

An investor would pay the following expenses
on the same investment, assuming the same
annual return and no redemption:
   Class A                                     $49      $67      $87      $144
   Class B                                      14       44       76       153
   Class C                                      14       45       78       170
   Class Y                                      7        23       41        91
================================================================================

* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.


8
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Prospectus Summary (continued)
--------------------------------------------------------------------------------

     The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

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Financial Highlights
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     The following information for each of the years in
the three-year period ended May 31, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated May 31, 1997. The following information for the fiscal years from May 31, 1988 to May 31, 1994 has been audited by other auditors. This information should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report, which is incorporated by reference into the SAI. As of May 31, 1997, no Class Y shares were outstanding and, accordingly, no comparable information is available at this time for that class.


For a Class A share outstanding throughout each year(1):


Smith Barney Arizona
Municipals Fund Inc.
Year Ended May 31                       1997       1996       1995       1994(2)    1993       1992
===================================================================================================
Net Asset Value, Beginning
  of Year                            $  9.95    $ 10.09    $  9.82    $ 10.40    $  9.84    $  9.63
---------------------------------------------------------------------------------------------------
Income From
  Operations:
  Net Investment Income(3)              0.53       0.53       0.54       0.54       0.58       0.59
  Net Realized and Unrealized
  Gain/(Loss)                           0.26      (0.15)      0.33      (0.38)      0.65       0.32
---------------------------------------------------------------------------------------------------
Total Income from Operations            0.79       0.38       0.87       0.16       1.23       0.91
===================================================================================================
Less Distributions From:
  Net Investment Income                (0.53)     (0.52)     (0.54)     (0.53)     (0.57)     (0.60)
  Net Realized Gains                        --       --        (0.06)     (0.21)     (0.08)     (0.06)
  Capital                                          --      --         --         --        (0.02)     (0.04)
---------------------------------------------------------------------------------------------------
Total Distributions                    (0.53)     (0.52)     (0.60)     (0.74)     (0.67)     (0.70)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year         $ 10.21    $  9.95    $ 10.09    $  9.82    $ 10.40    $  9.84
---------------------------------------------------------------------------------------------------
Total Return++                          8.06%      3.82%      9.38%      1.33%     12.92%      9.86%
---------------------------------------------------------------------------------------------------
  Net Assets End of Year (in 000's)  $37,304    $40,917    $43,222    $44,552    $44,055    $38,759
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
  Expenses(3)                           0.88%      0.82%      0.82%      0.83%      0.77%      0.68%
  Net Investment Income                 5.17%      5.20%      5.37%      5.24%      5.66%      6.02%
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                   27%        22%        21%        49%        44%        44%
===================================================================================================


(1) Certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains and net assets were not affected by this change.
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.


(3) The investment adviser has waived all or part of its fees for the five years ended May 31, 1996. If such fees had not been waived, the per share effect on net investment income and the expense ratios would have been as follows:


                   Per Share Decreases                          Expense Ratios
                to Net Investment Income                     Without Fee Waiver
                   -------------------                 -------------------
       1996   1995   1994    1993  1992       1996    1995   1994   1993  1992
      ----   ----   ----    ----     ---     ----    ----   ----   ----    ----
Class A $0.02  $0.04  $0.02   $0.04  $0.02   0.99%   1.01%  1.05%  1.10%   0.90%

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Financial Highlights (continued)
--------------------------------------------------------------------------------

For a Class A share outstanding throughout each year:


Smith Barney Arizona
Municipals Fund Inc.
Year Ended May 31                            1991          1990          1989         1988*
==========================================================================================
Net Asset Value, Beginning of Year         $ 9.49        $ 9.66        $ 9.22       $ 9.60
------------------------------------------------------------------------------------------
Income From Operations:
  Net Investment Income(1)                     0.68          0.71          0.82         0.40
  Net Realized and Unrealized Gain/(Loss)    0.14         (0.12)         0.31        (0.19)
------------------------------------------------------------------------------------------
Total Income from Operations                 0.82          0.59          1.13         0.21
==========================================================================================
Less Distributions From:
  Net Investment Income                     (0.68)        (0.71)        (0.69)       (0.40)
  Net Realized Gains                         --           (0.05)         --           (0.19)
------------------------------------------------------------------------------------------
Total Distributions                         (0.68)        (0.76)        (0.69)       (0.59)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 9.63        $ 9.49        $ 9.66       $ 9.22
------------------------------------------------------------------------------------------
Total Return                               8.92%         6.31%        12.70%        2.32%
------------------------------------------------------------------------------------------
  Net Assets End of Year (in 000's)        $28,373       $18,167       $4,903       $1,626
------------------------------------------------------------------------------------------
Ratios to Average Net Assets
  Expenses(1)                                0.14%         0.03%         0.34%        0.16%
  Net Investment Income                      7.06%         7.34%         7.23%        3.95%
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        49%           86%           63%          53%
------------------------------------------------------------------------------------------


* The Fund commenced operations on June 1, 1987. Any shares outstanding prior to November 6, 1992 were designated as Class A shares.


(1) The investment adviser has waived all or part of its fees for the four years ended May 31, 1991. If such fees had not been waived, the per share effect on net investment income and the expense ratios would have been as follows:


                   Per Share Decreases                          Expense Ratios
                to Net Investment Income                     Without Fee Waiver
  -------------------                                  -------------------
      1991   1990   1989    1988             1991    1990   1989   1988
       ----   ----   ----    ----         ----    ----   ----   ----
Class A   $0.10  $0.20  $0.66   $0.13         1.13%   2.13%  6.20%  2.58%

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a Class B share outstanding throughout each year(1):


Smith Barney Arizona
Municipals Fund Inc.
Year Ended May 31                            1997     1996     1995    1994(2)  1993(3)
=========================================================================================
Net Asset Value, Beginning of Year          $ 9.95   $10.09   $ 9.82   $10.40   $ 9.97
-----------------------------------------------------------------------------------------
Income From Operations:
  Net Investment Income(4)                    0.48     0.48     0.49     0.49     0.31
  Net Realized and Unrealized Gain/(Loss)     0.26     (0.15)   0.33     (0.37)   0.50
-----------------------------------------------------------------------------------------
Total Income from Operations                  0.74     0.33     0.82     0.12     0.81
=========================================================================================
Less Distributions From:
  Net Investment Income                      (0.48)   (0.47)   (0.49)   (0.49)   (0.29)
  Net Realized Gains                            --       --    (0.06)   (0.21)   (0.08)
  Capital                                       --       --       --       --    (0.01)
-----------------------------------------------------------------------------------------
Total Distributions                          (0.48)   (0.47)   (0.55)   (0.70)   (0.38)
=========================================================================================
Net Asset Value, End of Year                $10.21   $ 9.95   $10.09   $ 9.82   $10.40
-----------------------------------------------------------------------------------------
Total Return                                  7.53%    3.30%    8.78%    0.84%    8.31++
-----------------------------------------------------------------------------------------
  Net Assets End of Year (in 000's)        $19,886  $22,369  $22,838  $19,306   $8,149
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)                             1.39%    1.33%    1.33%    1.35%    1.33%+
  Net Investment Income                       4.66%    4.69%    4.85%    4.73%    5.10%+
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                         27%      22%      21%      49%      44%
=========================================================================================


(1) Certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains and net assets were not affected by this change.
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from November 6, 1992 (inception date)to May 31, 1993.


(4) The investment adviser has waived all or part of its fees for the four years ended May 31, 1996. If such fees had not been waived, the per share effect on net investment income and the expense ratios would have been as follows:

                   Per Share Decreases                 Expense Ratios
                to Net Investment Income             Without Fee Waiver
                ------------------------             -------------------
              1996   1995   1994    1993        1996    1995   1994   1993
              ----   ----   ----    ----        ----    ----   ----   ----
Class B      $0.02  $0.03  $0.02   $0.02        1.50%   1.52%  1.57%  1.66%+


++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a Class C share outstanding throughout each year:(1)
Smith Barney Arizona
Municipals Fund Inc.


Year Ended May 31                                  1997           1996          1995(2)
===========================================================================================
Net Asset Value, Beginning of Year              $ 9.95         $10.09         $ 9.28
-------------------------------------------------------------------------------------------
Income From Operations:
  Net Investment Income(3)                          0.47           0.48           0.24
  Net Realized and Unrealized Gain (Loss)           0.26          (0.15)          0.86
-------------------------------------------------------------------------------------------
Total Income from Operations                        0.73           0.33           1.10
===========================================================================================
Less Distributions From:
  Net Investment Income                            (0.47)         (0.47)         (0.23)
  Net Realized Gains                                  --             --          (0.06)
-------------------------------------------------------------------------------------------
Total Distributions                                (0.47)         (0.47)         (0.29)
===========================================================================================
Net Asset Value, End of Year                    $10.21         $ 9.95         $10.09
-------------------------------------------------------------------------------------------
Total Return                                        7.49%          3.26%          12.10%++
-------------------------------------------------------------------------------------------
  Net Assets End of Year (in 000's)               $822           $554           $386
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                       1.42%          1.39%          1.38%+
  Net Investment  Income                         4.63%          4.63%          4.81%+
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               27%            22%            21%
===========================================================================================


(1) Certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains and net assets were not affected by this change.
(2)  For the period from December 8, 1994 (inception date)to May 31, 1995.


(3) The investment adviser has waived all or part of its fees for the two years ended May 31, 1996. If such fees had not been waived, the per share effect on net investment income and the expense ratios would have been as follows:

                   Per Share Decreases                 Expense Ratios
                to Net Investment Income             Without Fee Waiver
                ------------------------             ------------------
                     1996   1995                        1996   1995
                     ----   ----                        ----   ----
Class C             $0.02  $0.01                        1.56%  1.56%+


++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Investment Objective and Management Policies
--------------------------------------------------------------------------------

     The investment objective of the Fund is to provide Arizona investors the maximum amount of income exempt from Federal and Arizona state income taxes as is consistent with the preservation of capital. This investment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. The Fund attempts to achieve its objective by investing primarily in debt securities, the interest on which is excluded from gross income for Federal income tax purposes and which is exempt from Arizona state income taxes. The Fund may purchase and sell financial futures contracts, and options thereon, and may purchase and sell options on debt securities and securities indices. There can be no assurance that the Fund's investment objective will be achieved.


     The Fund will operate subject to an investment policy providing that, under normal market conditions, the Fund will invest at least 80% of its net assets in Arizona Municipal Securities. The Fund may invest up to 20% of its net assets in Other Municipal Securities, the interest on which is excluded from gross income for Federal income tax purposes (not including the possible applicability of a Federal alternative minimum tax), but which is subject to Arizona state personal income tax. For temporary defensive purposes, the Fund may invest without limit in non-Arizona municipal issuers and in "Temporary Investments" as described below.

     The Fund generally will invest at least 80% of its total assets in investment grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody's or BBB, SP-2 or A-1 by S&P, or in unrated obligations of comparable quality. Unrated obligations will be considered to be of investment grade if deemed by SBMFM to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers thereof are rated Baa or better by Moody's or BBB or better by S&P. The balance of the Fund's assets may be invested in securities rated as low as C by Moody's or D by S&P, or comparable unrated securities, which are sometimes referred to as "junk bonds." Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments. The Fund will not purchase an unrated municipal security if, after such purchase, more than 20% of the Fund's total assets would be invested in unrated municipal securities. A description of the rating systems of S&P and Moody's is contained in the Appendix to the SAI

     The Fund's average weighted maturity will vary from time to time based on the judgment of the Manager. The Fund intends to focus on intermediate- and long-term obligations -- obligations with remaining maturities at the time of purchase of from three to in excess of twenty years.


     While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions (including recession) in specific regions or localities or among specific types of issuers. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

     While the market for municipal securities is considered to be generally adequate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets. The market for certain low-rated and comparable unrated securities has not fully weathered a major economic recession. Any such recession, however, would likely disrupt severely the market for such securities and adversely affect the value of the securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

     Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

     Municipal bonds are debt obligations which generally have a maturity at the time of issue in excess of one year and are issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise tax or specific revenue source but not from the general taxing power. Private activity bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities are in most cases revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

     The Fund may invest without limit in private activity bonds which can be classified as Arizona Municipal Securities. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the Federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a Federal alternative minimum tax to the extent the Fund's dividends are derived from interest on these bonds. Dividends derived from interest income on Arizona Municipal Securities are a component of the "current earnings" adjustment item for purposes of the Federal corporate alternative minimum tax.

     The Fund may invest without limit in debt obligations that are repayable out of revenue streams generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizeable investments in such obligations could involve an increased risk to the Fund should any of the related projects or facilities experience financial difficulties.

     The Fund may invest without limit in "municipal leases," which generally are participations in intermediate-and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. In evaluating municipal lease obligations, SBMFM will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

     The Fund may also invest in zero coupon securities. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

     The value of the Fund's portfolio securities, and therefore its net asset value per share, may fluctuate due to various factors, including fluctuations in interest rates generally, as well as changes in the ability of issuers of municipal securities to pay interest and principal. The Fund's portfolio will be actively managed in pursuit of its objective, and therefore may have higher portfolio turnover than that of other funds with similar objectives. A high portfolio turnover rate may cause the Fund to incur additional expenses. Portfolio turnover may result in the realization of net gains, which are not tax-exempt when distributed to shareholders.

     From time to time, proposed legislation restricting or eliminating the Federal tax-exempt status of issues of municipal securities has been introduced before Congress. Legislative developments may affect the value of the portfolio securities of the Fund and therefore the value of the Fund's shares, as well as the tax-exempt status of dividends. The Fund will monitor the progress of any such proposals to determine what, if any, defensive action may be taken, if any legislation which would have a material adverse effect on the ability of the Fund to pursue its objective were adopted, the investment objective and policies of the Fund would be reconsidered by the Board of Directors.


     A more detailed explanation of the Fund's investments, together with certain investment restrictions which the Fund has adopted and which cannot be changed without the majority vote of the outstanding shares of the Fund, is discussed below and in the SAI.


     Special Considerations Relating to Arizona Municipal Securities. Because the Fund concentrates its investments in Arizona Municipal Securities, the Fund is more susceptible to factors adversely affecting Arizona issuers than is a municipal bond fund that is not concentrated in these issuers to this degree. Investors should realize the risks associated with an investment in such securities.


     Additional financial considerations relating to the risks associated with investing in Arizona Municipal Securities are summarized in the SAI.


     CERTAIN PORTFOLIO STRATEGIES

     In attempting to achieve its investment objective, the Fund may employ, among others, the following investment techniques:

     When-Issued Securities: New issues of Arizona Municipal Securities (and other tax-exempt obligations) frequently are offered on a when-issued basis, which means that delivery and payment for such securities normally take place within 45

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


days after the date of the commitment to purchase. The payment obligation and interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Arizona Municipal Securities, like other investments made by the Fund, may decline or appreciate in value before their actual delivery to the Fund. Due to the fluctuations in the value of securities purchased and sold on a when-issued basis, the yields obtained on these securities may be higher or lower than the yields available in the market on the date when the instruments actually are delivered to the buyers. The Fund will not accrue income with respect to a when-issued security prior to its stated delivery date. The Fund will establish a segregated account with the Fund's custodian consisting of cash, debt securities of any grade or equity securities, having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the directors. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets. The Fund generally will make commitments to purchase Arizona Municipal Securities (and other tax-exempt obligations) on a when-issued basis only with the intention of actually acquiring the securities, but the Fund may sell the securities before the delivery date if it is deemed advisable.


     Puts or Stand-by Commitments. The Fund may purchase municipal securities together with the right (a "put" or "stand-by commitment") to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. The Fund uses puts for liquidity purposes (i.e., to provide a ready market for its municipal securities to meet cash needs).


     Temporary Investments. Under normal market conditions, the Fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments ("Temporary Investments"). In addition, when the Manager believes that market conditions warrant, including when acceptable Arizona Municipal Securities are unavailable, the Fund may take a temporary defensive posture and invest without limitation in Temporary Investments. Securities eligible for short-term investment by the Fund are tax-exempt notes of municipal issuers having, at the time of purchase, a rating within the three highest grades by Moody's or S&P or, if not rated, issued by issuers with outstanding debt securities rated within the two highest grades by Moody's or S&P, and certain taxable short-term instruments having quality characteristics comparable to those for tax-exempt investments. To the extent the Fund holds Temporary Investments, it may not achieve its investment objective.

     The Fund also may invest for the same purpose in repurchase agreements with certain banks and dealers. the Manager considers the value of the collateral and the creditworthiness of banks and broker-dealers with which the Fund enters into repurchase agreements. Repurchase agreements may be entered into with respect to

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

any securities eligible for investment by the Fund, including Arizona Municipal Securities. The income from a repurchase agreement with respect to a municipal security would not be tax-exempt. Since the commencement of its operations, the Fund has not found it necessary to make taxable Temporary Investments.


     See the SAI for a further description of short-term municipal and taxable investments and the Moody's and S&P ratings.


     Financial Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options. Financial futures contracts are commodities contracts which obligate the long or short holder to take or make delivery at a future date of a specified quantity of a financial instrument such as Treasury bonds or bills (although they generally are settled in cash) or the cash value of a securities index. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the index value called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities or cash value of an index at a specified price on a specified date. Currently, futures contracts are available on several types of fixed-income securities including Treasury bonds, notes and bills, commercial paper and certificates of deposit, as well as municipal bond indices.

     The Fund will engage in financial futures transactions as a hedge against the effects of fluctuating interest rates and other market conditions. For example, if the Fund owned long-term bonds, and interest rates were expected to rise, it could sell futures contracts ("short hedge") which would have much the same effect as selling some of the long-term bonds that it owned. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's futures contracts should increase, thus keeping the net asset value of the Fund from declining as much as it otherwise would have.

     If the Fund anticipated a decline in long-term interest rates, the Fund could hold short-term municipal securities and benefit from the income earned by holding such securities while purchasing futures contracts ("long hedge") in an attempt to gain the benefit of rising long-term bond prices, because the value of the futures contracts should rise with the long-term bonds. In so doing, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them.

     The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to rise or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, by using futures contracts, the Fund could accomplish the same results more easily and more quickly due to the generally greater liquidity in the financial futures markets than in the municipal securities markets.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

     The Fund also may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers to the holder the futures position together with the accumulated balance in the writer's futures margin account (the amount by which the market price of the futures contract varies from the exercise price). The Fund will be required to deposit or pay initial margin and maintenance margin with respect to put and call options on futures contracts written by it.

     The Fund also may purchase and write call and put options on securities indices. Options on indices are similar to options on securities except that settlement is made in cash. No physical delivery of the underlying securities in the index is made. Unlike options on specific securities, gain or loss depends on the price movements in the securities included in the index rather than price movements in individual securities. When the Fund writes an option on a securities index, it will be required to deposit and maintain with a custodian portfolio securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, when the contract value of a call option written by the Fund exceeds the exercise price, the Fund will segregate cash or cash equivalents equal in value to such excess.

     Regulations of the Commodity Futures Trading Commission applicable to the Fund require that its transactions in financial futures contracts and options on financial futures contracts be engaged in for bona fide hedging purposes, or if the Fund enters into futures contracts for speculative purposes, that the aggregate initial margin deposits and premiums paid by the Fund will not exceed 5% of the market value of its assets. In addition, the Fund will, with respect to its purchases of financial futures contracts, establish a segregated account consisting of cash, cash equivalents, U.S. government securities or debt securities of any grade (provided such assets are liquid, unencumbered and marked to market daily) in an amount equal to the total market value of the futures contracts, less the amount of initial margin on deposit for the contracts. The Fund's ability to trade in financial futures contracts and options on financial futures contracts may be limited to some extent by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company that are described below under "Dividends, Distributions and Taxes."

     There are certain risks associated with the use of futures contracts and related options. There is no assurance that the Fund will be able to close out its futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. The costs incurred in connection with futures transactions could reduce the Fund's yield. There can be no assurance that hedging transactions will be successful, as they depend upon SBMFM's ability to predict changes in

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

interest rates. Furthermore, there may be an imperfect correlation (or no correlation) between the price movements of the futures contracts and price movements of the Fund's portfolio securities being hedged. This lack of correlation could result from differences between the securities being hedged and the securities underlying the futures contracts in interest rate levels, maturities and creditworthiness of issuers, as well as from variations in speculative market demand for futures contracts and debt securities. Where futures contracts are purchased to hedge against an increase in the price of long-term securities, but the long-term market declines and the Fund does not invest in long-term securities, the Fund would realize a loss on the futures contracts, which would not be offset by a reduction in the price of the securities purchased. Where futures contracts are sold to hedge against a decline in the value of long-term securities in the Fund's portfolio, but the long-term market advances, the Fund would lose part or all of the benefit of the advance due to offsetting losses in its futures positions. Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts, described above. The use of futures contracts and related options may be expected to result in taxable income to the Fund and its shareholders.

     Options on Debt Securities. In connection with its hedging activities, the Fund may purchase and sell put and call options on debt securities on national securities exchanges. The Fund proposes to purchase put options as a defensive measure to minimize the impact of market price declines on the value of certain of the securities in the Fund's portfolio. The Fund may write listed call options only if the calls are "covered" throughout the life of the option. A call is "covered" if the Fund owns the optioned securities or maintains in a segregated account with the Fund's custodian cash, cash equivalents, U.S. government securities or debt securities of any grade (provided such assets are liquid, unencumbered and marked to market daily) with a value sufficient to meet its obligations under the call. When the Fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than fifteen months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund would forego any gain from an increase in the market price of the underlying security over the exercise price. The Fund may purchase a call on securities only to effect a "closing purchase transaction," which is the purchase of a call covering the same underlying security, and having the same exercise price and expiration date as a call previously written by the Fund on which it wishes to terminate its obligations.

     The Fund also may write and purchase put options ("puts"). When the Fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period. When the Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the

--------------------------------------------------------------------------------
Investment Object and Management Policies (continued)
--------------------------------------------------------------------------------

option period. If any put is not exercised or sold, it will become worthless on its expiration date. The Fund will not purchase puts if more than 10% of its net assets would be invested in premiums on puts.

     The Fund may write puts only if the puts are "secured." A put is "secured" if the Fund maintains cash, cash equivalents, U.S. government securities or debt securities of any grade (provided such assets are liquid, unencumbered and marked to market daily) with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price. The aggregate value of the obligations underlying puts written by the Fund will not exceed 50% of its net assets. The Fund also may write "straddles," which are combinations of secured puts and covered calls on the same underlying security.

     The Fund will realize a gain (or loss) on a closing purchase transaction with respect to a call or put previously written by the Fund if the premium, plus commission costs, paid to purchase the call or put is less (or greater) than the premium, less commission costs, received on the sale of the call or put. A gain also will be realized if a call or put which the Fund has written lapses unexercised, because the Fund would retain the premium.

     The Fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on U.S. government securities is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue. The use of options may be expected to result in taxable income to the Fund.

     INVESTMENT RESTRICTIONS


     The Fund has adopted certain fundamental investment restrictions for the protection of shareholders. These restrictions cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Some of the fundamental restrictions applicable to the Fund prohibit the Fund from: (a) with respect to 75% of the value of its total assets, investing more than 5% of the Fund's total assets in any one issuer (except U.S. government securities), (b) borrowing money, except from banks for temporary or emergency purposes in an amount up to 10% of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed), and (c) concentrating in the securities of issuers in a particular industry. In addition, the Fund may invest up to 15% of its net assets in instruments that are not readily marketable. Further information about the Fund's investment policies, including certain other investment restrictions adopted by the Fund, is described in the SAI.


     The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

the Fund's net assets attributable to each Class by the total number of shares of that Class outstanding.


     Generally, the Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Fund's Board of Directors. Certain securities may be valued on the basis of prices provided by pricing services approved by the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Directors determine that amortized cost is fair value. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Further information regarding the Fund's valuation policies is contained in the SAI.


--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

     DIVIDENDS AND DISTRIBUTIONS

     The Fund generally pays dividends from its net investment income (that is, income other than its net realized long and short-term capital gains) monthly. Distributions of net realized long- and short-term capital gains, if any, are declared and paid annually.

     If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC. In order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Fund may make an additional distribution shortly before December 31 of each year of any undistributed ordinary income or capital gains and expects to pay any other distributions as are necessary to avoid the application of this tax.

     If, for any full fiscal year, the Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions may be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

     The per share dividends on Class B and Class C shares may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, B, C and Y shares.

     TAXES


     The Fund has qualified and intends to continue to qualify each year as a regulated investment company under the Code and will designate and pay exempt-interest dividends derived from interest earned on qualifying tax-exempt obligations. Such exempt-interest dividends may be excluded by shareholders from their gross income for Federal income tax purposes although (a) all or a portion of such exempt-interest dividends will be a specific preference item for purposes of the Federal individual and corporate alternative minimum taxes to the extent they are derived from certain types of private activity bonds issued after August 7, 1986 and (b) all exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the Federal corporate alternative minimum tax. Dividends derived from interest on Arizona Municipal Securities also will be exempt from Arizona state personal income (but not corporate franchise or corporate income) taxes.


     Dividends paid from taxable net investment income, if any, and distributions of any net realized short-term capital gains (whether from tax-exempt or taxable securities) are taxable to shareholders as ordinary income, regardless of how long they have held their Fund shares and whether such dividends or distributions are received in cash or reinvested in additional Fund shares. Distributions of net realized long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether such distributions are received in cash or reinvested in additional shares. Furthermore, as a general rule, a shareholder's gain or loss on a sale or redemption of his or her shares will be a long-term capital gain or loss if the shareholder has held the shares for more than one year and will be a short-term capital gain or loss if the shareholder has held the shares for one year or less. The Fund's dividends and distributions will not qualify for the dividends-received deduction for corporations.

     Statements as to the tax status of each shareholder's dividends and distributions are mailed annually. Each shareholder will also receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. These statements set forth the dollar amount of income excluded from Federal income taxes or Arizona state income taxes and the dollar amount, if any, subject to Federal income taxes. Moreover, these statements will designate the amount of exempt-interest dividends

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

that is a specific preference item for purposes of the Federal individual and corporate alternative minimum taxes. Shareholders should consult their tax advisors with specific reference to their own tax situations.

--------------------------------------------------------------------------------
Purchase of Shares
--------------------------------------------------------------------------------

     GENERAL

     The Fund offers four classes of shares. Class A shares are sold to investors with an initial sales charge and Class B and Class C shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $5,000,000. See "Prospectus Summary--Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.


     Purchases of Fund shares must be made through a brokerage account maintained with Smith Barney, with an Introducing Broker or with an investment dealer in the selling group. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the Fund's transfer agent, First Data Investor Services Group Inc. ("First Data") are not subject to a maintenance fee.


     Investors in Class A, Class B and Class C shares may open an account in the Fund by making an initial investment of at least $1,000. Investors in Class Y shares may open an account by making an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares through the Fund's Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing through the Fund's Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class C shares, and the minimum subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares of employees of Travelers and its subsidiaries, including Smith Barney, unitholders who invest distributions from a UIT sponsored by Smith Barney, and Trustees or Directors of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by First Data. Share certificates are issued only upon a shareholder's written request to First Data.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


     The minimum initial and subsequent investment requirements in the Fund for an account established under the Uniform Gift to Minors Act is $250 and the subsequent investment requirement is $50

     Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Introducing Brokers purchasing through Smith Barney, payment for Fund shares is due on the third business day (the "settlement date") after the trade date. In all other cases, payment must be made with the purchase order.


     SYSTEMATIC INVESTMENT PLAN

     Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of $25 and $50 or more to charge an account with a bank or other financial institution on a monthly or quarterly basis, respectively, as indicated by the shareholder to provide for systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

     INITIAL SALES CHARGE ALTERNATIVE -- Class A Shares

     The sales charges applicable to purchases of Class A shares of the Fund are as follows:

                                                                             Dealers
                                Sales Charge as %   Sales Charge as %    Reallowance as
Amount of Investment             of Transaction    of Amount Invested  % of Offering Price
------------------------------------------------------------------------------------------
    Under  $25,000                   4.00%               4.17%                3.60%
   $25,000-$49,999                   3.50                3.63                 3.15
   $50,000-$99,999                   3.00                3.09                 2.70
 $100,000-$249,999                   2.50                2.56                 2.25
 $250,000-$499,999                   1.50                1.52                 1.35
 $500,000 and over                   *                   *                    *
==========================================================================================


* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

     Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

     The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual, his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

     INITIAL SALES CHARGE WAIVERS


     Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board members and employees of Travelers and its subsidiaries and any of the Smith Barney Mutual Funds (including retired Board members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that are offered with a sales charge equal to or greater than the maximum sales charge of the
Fund) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; (f) investments of distributions from a UIT sponsored by Smith Barney; and (g) purchases by investors participating in a Smith Barney fee based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


     RIGHT OF ACCUMULATION

     Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

Fund and of funds sponsored by Smith Barney that are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

     GROUP PURCHASES

     Upon completion of certain automated systems, a reduced sales charge or purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth under "Initial Sales Charge Alternative--Class A Shares," and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be pursuant to an employer or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Fund shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Barney.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

     LETTER OF INTENT

     Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges actually paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.

     Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $1,000,000 in Class Y shares of the Fund and agree to purchase a total of $5,000,000 of Class Y shares of the Fund within six months from the date of the Letter. If a total investment of $5,000,000 is not made within the six month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the Fund's Class A shares, which may include a CDSC of 1.00%. Please contact First Data or a Smith Barney Financial Consultant for further information.

     DEFERRED SALES CHARGE ALTERNATIVES

     "CDSC Shares" are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

     Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are CDSC Shares,

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

shares redeemed more than 12 months after their purchase.

     Class C and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

         Year Since Purchase
          Payment was Made                                           CDSC
--------------------------------------------------------------------------------
         First                                                       4.50%
         Second                                                      4.00%
         Third                                                       3.00%
         Fourth                                                      2.00%
         Fifth                                                       1.00%
         Sixth and thereafter                                        0.00%
--------------------------------------------------------------------------------

     Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary -- Alternative Purchase Arrangements -- Class B Shares Conversion Feature."

     The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

     To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

$500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

     WAIVERS OF CDSC

     The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

     CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------

     Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the following Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

     FUND NAME

     Growth Funds

     Smith Barney Aggressive Growth Fund Inc.
     Smith Barney Appreciation Fund Inc.
     Smith Barney Disciplined Small Cap Fund Inc.
     Smith Barney Fundamental Value Fund Inc.
     Smith Barney Growth Opportunity Fund
     Smith Barney Large Capitalization Growth Fund
     Smith Barney Managed Growth Fund
     Smith Barney Natural Resources Fund Inc.
     Smith Barney Special Equities Fund

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

     Growth and Income Funds

     Concert Social Awareness Fund
     Smith Barney Convertible Fund
     Smith Barney Funds, Inc. -- Equity Income Portfolio
     Smith Barney Growth and Income Fund
     Smith Barney Premium Total Return Fund
     Smith Barney Utilities Fund

     Taxable Fixed-Income Funds

**   Smith Barney Adjustable Rate Government Income Fund
     Smith Barney Diversified Strategic Income Fund
++ Smith Barney Funds, Inc. -- Short-Term U.S. Treasury Securities Portfolio Smith Barney Funds, Inc. -- U.S. Government Securities Portfolio
     Smith Barney Government Securities Fund
     Smith Barney High Income Fund
     Smith Barney Investment Grade Bond Fund
     Smith Barney Managed Governments Fund Inc.

     Tax-Exempt Funds

     Smith Barney California Municipals Fund Inc.
*    Smith Barney Intermediate Maturity California Municipals Fund
*    Smith Barney Intermediate Maturity New York Municipals Fund
     Smith Barney Managed Municipals Fund Inc.
     Smith Barney Massachusetts Municipals Fund
     Smith Barney Muni Funds -- Florida Portfolio
     Smith Barney Muni Funds -- Georgia Portfolio
*    Smith Barney Muni Funds -- Limited Term Portfolio
     Smith Barney Muni Funds -- National Portfolio
     Smith Barney Muni Funds -- New York Portfolio
     Smith Barney Muni Funds -- Pennsylvania Portfolio
     Smith Barney New Jersey Municipals Fund Inc.
     Smith Barney Oregon Municipals Fund
     Smith Barney Tax-Exempt Income Fund

     International Funds

     Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
     Smith Barney World Funds, Inc. -- European Portfolio
     Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

     Smith Barney Concert Allocation Series Inc.

     Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio Smith Barney Concert Allocation Series Inc. -- Growth Portfolio
     Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

     Money Market Funds


+    Smith Barney Exchange Reserve Fund
++   Smith Barney Money Funds, Inc. -- Cash Portfolio
++   Smith Barney Money Funds, Inc. -- Government Portfolio
***  Smith Barney Money Funds, Inc. -- Retirement Portfolio
++   Smith Barney Municipal Money Market Fund, Inc.
++   Smith Barney Muni Funds--California Money Market Portfolio
++   Smith Barney Muni Funds--New York Money Market Portfolio
--------------------------------------------------------------------------------
*    Available for exchange with Class A, Class C and Class Y shares of the
     Fund.
**   Available for exchange with Class A and Class B shares of the Fund.
***  Available for exchange with Class A shares of the Fund.
+    Available for exchange with Class B and Class C shares of the Fund.
++   Available for exchange with Class A and Class Y shares of the Fund.


     Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

     Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Fund that have been exchanged.

     Class A and Class Y Exchanges. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective class in any of the funds identified above may do so without imposition of any charge.


     Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. the Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

     Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------

     The Fund is required to redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

     If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Fund's transfer agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

     Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group or by submitting a written request for redemption to:

            Smith Barney Arizona Municipals Fund Inc. Class A, B, C or Y (please specify)

            c/o First Data Investor Services Group, Inc.
            P.O. Box 5128
            Westborough, Massachusetts 01581-5128


     A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $2,000, must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $2,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.


     AUTOMATIC CASH WITHDRAWAL PLAN

     The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the CDSC.) For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

     TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

     Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by First Data upon request. (Alternatively, an investor may authorize telephone redemption on the new account application with the applicant's signature guarantee when making his/her initial investment in the Fund.)

     Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemption of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

     A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

     Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

     Additional Information Regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

     The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. (If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size.) The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

     YIELD

     From time to time, the Fund may advertise its 30-day "yield" and "equivalent taxable yield" for each Class of shares. The yield refers to the income generated by an investment in those shares over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Class during the period by the maximum public offering price per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

     The equivalent taxable yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Fund's tax-exempt yield for each Class. It is calculated by increasing the yield shown for the Class to the extent necessary to reflect the payment of taxes at specified tax rates. Thus, the equivalent taxable yield always will exceed the Fund's yield.

     TOTAL RETURN

     From time to time, the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class C and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the

--------------------------------------------------------------------------------
Performance (continued)
--------------------------------------------------------------------------------

initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied by nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or other industry publications.

--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

     BOARD OF DIRECTORS

     Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with its distributor, investment adviser and administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated by the Board to the Fund's investment adviser and administrator. The SAI contains background information regarding each Director and executive officer of the Fund.

     INVESTMENT MANAGER

     SBMFM, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's investment manager. SBMFM (through predecessor entities) has been in the investment counseling business since 1934 and is a registered investment adviser. SBMFM renders investment advice to investment companies that had aggregate assets under management as of July 31, 1997, in excess of $81 billion.

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------


     Subject to the supervision and direction of the Fund's Board of Directors, SBMFM manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Fund. For investment advisory services rendered, the Fund pays SBMFM an investment advisory fee at the annual rate of 0.30% of the Fund's average daily net assets. For the fiscal year ended May 31, 1997, SBMFM was paid investment advisory fees equal to 0.30% of the value of the average daily net assets of the Fund.


     PORTFOLIO MANAGEMENT

     Lawrence T. McDermott, Vice President and Investment Officer of the Fund since October 1988 and a Managing Director of Smith Barney, is responsible for managing the day-to-day operations of the Fund, including making all investment decisions.

     Management's discussion and analysis and additional performance information regarding the Fund during the fiscal year ended May 31, 1997 is included in the Annual Report dated May 31, 1997. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this prospectus.

     ADMINISTRATOR

     SBMFM serves as the Fund's administrator and oversees all aspects of the Fund's administration. For administration services rendered, the Fund pays SBMFM a fee at the following annual rates of average daily net assets: 0.20% to $500 million and 0.18% in excess of $500 million. For the fiscal year ended May 31, 1997, SBMFMwas paid administration fees equal to 0.20% of the value of the average daily net assets of the Fund.

--------------------------------------------------------------------------------
Distributor
--------------------------------------------------------------------------------

     Smith Barney is located at 388 Greenwich Street, New York, New York 10013. Smith Barney distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class C shares of the Fund at the annual rate of 0.15% of the value of the average daily net assets of the respective Class. Smith Barney is also

--------------------------------------------------------------------------------
Distributor (continued)
--------------------------------------------------------------------------------

paid an annual distribution fee with respect to Class B and Class C shares at the annual rate of 0.50% and 0.55%, respectively, of the average daily net assets attributable to those Classes. Class B shares which automatically convert to Class A shares eight years after the date of original purchase, will no longer be subject to a distribution fee. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class C shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney in connection with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

     The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class C shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

     Payments under the Plan are not tied exclusively to the distribution and shareholder services expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------


     The Fund was incorporated under the laws of the State of Maryland on May 4, 1987 and is registered with the SEC as a diversified, open-end management investment company.


      Each Class of the Fund represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board of Directors does not anticipate that there will be any conflicts

--------------------------------------------------------------------------------
Additional Information (continued)
--------------------------------------------------------------------------------

among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

     The Fund does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Fund's outstanding shares and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the Fund vote on a Fund-wide basis on all matters except matters affecting only the interests of one Class.

     PNC Bank, National Association, is located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, and serves as custodian of the Fund's investments.

     First Data is located at Exchange Place, Boston, Massachusetts 02109, and serves as transfer agent of the Fund.

     The Fund sends to each of its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Financial Consultants or the Fund's transfer agent.

                                                                    SMITH BARNEY

                                           [LOGO] A Member of the TravelersGroup

                                                                    Smith Barney
                                                                         Arizona
                                                                      Municipals
                                                                            Fund
                                                                            Inc.

                                                            388 Greenwich Street
                                                        New York, New York 10013
                                                                  (800) 451-2010

                                                                    FD 0238 9/97